                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005
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                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

            Oklahoma                    0-23064                73-1136584
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(State or other jurisdiction        (Commission file         (IRS Employer
of incorporation)                     number)            Identification Number)


608 South Main Street, Stillwater, Oklahoma  74074
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(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:  (405) 372-2230
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         Southwest Bancorp, Inc. will distribute the letter to shareholders included in Exhibit 99.1 hereto together with its Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement for the 2005 annual meeting of shareholders.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Southwest Bancorp, Inc.

                                       By /s/ Rick Green
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                                          Rick Green
                                          President and Chief Executive Officer
Dated: March 23, 2005